UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 9, 2026

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-1147
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Today, March 9, 2026, West Pharmaceutical Services, Inc. (the “Company”) announced that Mr. Eric M. Green, President, Chief Executive Officer and Chair of the Board of Directors (the “Board) of the Company, informed the Board on March 6, 2026 of his intent to retire from those positions once his successor has been hired in order to ensure a smooth transition. The Board is engaging a leading executive recruiting firm to assist with the search for a successor and expects this transition to occur in the second half of 2026.

Item 7.01 Regulation FD Disclosure.

A copy of the press release regarding this announcement of Mr. Green’s intent to retire from the Company and the Board and the Company’s reaffirmation of its 2026 financial guidance provided in its February 12, 2026 earnings release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference thereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	99.1	West Pharmaceutical Services, Inc. Press Release, dated March 9, 2026 (furnished, not filed).
	104	The cover page from the Company’s Current Report on Form 8-K, dated March 9, 2026, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2026	WEST PHARMACEUTICAL SERVICES, INC.

By:	/s/ Norman D. Finch Jr.
Norman D. Finch Jr.
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated March 9, 2026 (furnished, not filed).
104	The cover page from the Company’s Current Report on Form 8-K, dated March 9, 2026, formatted in Inline XBRL.

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